CLARITY FUND, INC.

SUPPLEMENT DATED SEPTEMBER 1, 2011 TO PROSPECTUS DATED JULY 29, 2011

This Supplement is part of, and should be read in conjunction with, our prospectus dated July 29, 2011.  Capitalized terms have the same meaning as in the prospectus unless otherwise stated herein.

RECENT DEVELOPMENTS

Sayer P. Martin resigned as Vice President, Treasurer, and Co-Portfolio Manager of the Fund effective August 31, 2011.  As of September 1, 2011, Debra A. Conlonwas elected to serve as Treasurer of the Fund.

These changes affect the following sections in the prospectus:

Fund Summary, Page 5

MANAGEMENT

Clarity Capital Management, Inc. is the Fund’s investment adviser.  The Portfolio Manager of the Fund is Bradley R. Peyton. Bradley R. Peyton has been President and Chief Investment Officer of Clarity Capital Management, Inc. since its inception in 2008.   He has also been President and Chief Investment Officer of Clarity Asset Management, Inc. since 1997.

Management, Page 11

Portfolio Manager of the Fund

Bradley R. Peyton, JD

Bradley R. Peyton has been President and Chief Investment Officer of Clarity Capital Management, Inc. since its inception in 2008.   He has also been President and Chief Investment Officer of Clarity Asset Management, Inc. since 1997.  Mr. Peyton received his B.S. degree from Iowa State University in 1979 and his law degree from the University of Iowa College of Law in 1984. He practiced with the law firm of Nyemaster, Goode, McLaughlin, Emery and O’Brien, Des Moines, Iowa, from 1984-86, focusing primarily in the areas of business, taxation and qualified retirement plans. In 1986 he joined the Farm Bureau Family of Financial Planning Services, West Des Moines, Iowa, where he served as Chief Investment Counsel until 1992.

Mr. Peyton served in executive capacities in various privately held businesses until he formed Clarity Asset Management, Inc. in 1997.

Additional information about the portfolio manager compensation, other accounts managed by the portfolio manager, and the portfolio manager ownership of securities in the Fund is available in the Fund’s Statement of Additional Information, which is available at www.clarityfunds.com.

Expense Limitation Agreement Implemented Commencing September 1, 2011

The Fund has entered into an Expense Limitation Agreement with the Adviser through March 31, 2013, to limit its fees and/or reimburse other expenses of the Fund to the extent necessary to limit the Total Annual Fund Operating Expenses to an amount that is no greater than 1.50% per annum.  This change affects the following sections in the prospectus:

Fund Summary, page 3

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Clarity Fund:

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases

None

Maximum Deferred Sales Charge (Load)

None

Maximum Sales Charge (Load) Imposed

on Reinvested Dividends

None

Redemption Fee (as a percentage of amount redeemed)

2%

Exchange Fee

None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees

1.00

%

Distribution (12b-1) Fees

0.00

%

Acquired Funds Fees and Expenses1

            0.26

%

Other Expenses 2

            21.76

%

Total Annual Fund Operating Expenses

            23.02%

Fee Waiver and/or Expense Reimbursement

            21.26%

Total Annual Fund Operating Expenses After Fee Waiver

and/or Expense Reimbursement

1.50%

1.

Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.  The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

2.

As of September 1, 2011 the Fund Adviser is contractually limiting the Adviser’s fees and/or reimburse other expenses of the Fund to the extent necessary to limit the Total Annual Fund Operating Expense to an amount that is no greater than 1.50% per annum until March 31, 2013.  The Fund Adviser has been voluntarily waiving fees and reimbursing expenses since the Fund’s inception.  The total annual fund operating expenses prior to the waiver are 23.02%

Example

This example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as set forth in the table below:

1 year

3 years

5 years

10 years

$   179

$ 554

$954

$2,073